UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	Commission File Number: 333-205455	Commission File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST (Exact name of issuing entity in respect of the notes as specified in charter)	DISCOVER CARD MASTER TRUST I (Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	DISCOVER FUNDING LLC (Exact name of depositor as specified in charter)	DISCOVER BANK (Exact name of sponsor as specified in charter)

Delaware

(State or jurisdiction of
incorporation or organization
of the issuing entity)

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware
19890-0001

(Address of principal executive

offices of the issuing entity)

Delaware

(State or jurisdiction of
incorporation or organization
of the issuing entity)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware
19720

(Address of principal executive

offices of the issuing entity)

		Delaware (State or jurisdiction of incorporation or organization of the depositor) Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720 (Address of principal executive offices of the depositor)	Delaware (State or jurisdiction of incorporation or organization of the sponsor) Discover Bank 12 Read’s Way New Castle, Delaware 19720 (Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor and depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On January 20, 2017, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, entered into the Class A(2017-1) Terms Document. A copy of the Class A(2017-1) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 20, 2017, Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank entered into a Risk Retention Agreement with respect to the DiscoverSeries Class A(2017-1) Notes (the “Class A(2017-1) Risk Retention Agreement”). A copy of the Class A(2017-1) Risk Retention Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 20, 2017, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, entered into the Class A(2017-2) Terms Document. A copy of the Class A(2017-2) Terms Document is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 20, 2017, Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank entered into a Risk Retention Agreement with respect to the DiscoverSeries Class A(2017-2) Notes (the “Class A(2017-2) Risk Retention Agreement”). A copy of the Class A(2017-2) Risk Retention Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

Issuance of Class A(2017-1) Notes. On January 20, 2017, Discover Card Execution Note Trust issued $750,000,000 principal amount of DiscoverSeries Class A(2017-1) Notes pursuant to the Amended and Restated Indenture, dated as of December 22, 2015, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, each between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee, and the Class A(2017-1) Terms Document, dated as of January 20, 2017, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Use of Proceeds — Class A(2017-1) Notes. The public offering of DiscoverSeries Class A(2017-1) Notes was made under the registration statement on Form SF-3 (File Nos. 333-205455, 333-205455-01, 333-205455-02) filed with the Securities and Exchange Commission on June 30, 2015 (as amended by pre-effective amendment no. 1 on September 10, 2015, pre-effective amendment no. 2 on November 20, 2015 and pre-effective amendment no. 3 on December 9, 2015 and declared effective on December 21, 2015) (collectively, the “Registration Statement”).

The public offering of the DiscoverSeries Class A(2017-1) Notes was terminated on January 20, 2017 upon the sale of all of the DiscoverSeries Class A(2017-1) Notes. The underwriters of the DiscoverSeries Class A(2017-1) Notes were Merrill Lynch, Pierce, Fenner & Smith Incorporated, SG Americas Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC. The price to the public of the DiscoverSeries Class A(2017-1) Notes was $750,000,000 (or 100.00000%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the DiscoverSeries Class A(2017-1) Notes with respect to underwriting commissions and discounts was

$2,062,500. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of Discover Card Execution Note Trust before expenses for the DiscoverSeries Class A(2017-1) Notes are $747,937,500. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $910,000 and net proceeds of Discover Card Execution Note Trust, after deduction of expenses, are reasonably estimated to be $747,027,500 total proceeds. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of Discover Card Execution Note Trust or (b) owners of 10 percent or more of any class of securities of Discover Card Execution Note Trust.

The net proceeds of Discover Card Execution Note Trust, after deducting the underwriting commissions and discounts, and expenses above, were paid to Discover Bank in exchange for an increase in the investor interest in receivables represented by the collateral certificate. Discover Bank will add those proceeds to its general funds. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) directors or officers of Discover Card Execution Note Trust or (b) owners of 10 percent or more of any class of securities of Discover Card Execution Note Trust.

Issuance of Class A(2017-2) Notes. On January 20, 2017, Discover Card Execution Note Trust issued $550,000,000 principal amount of DiscoverSeries Class A(2017-2) Notes pursuant to the Amended and Restated Indenture, dated as of December 22, 2015, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, each between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association as Indenture Trustee, and the Class A(2017-2) Terms Document, dated as of January 20, 2017, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Use of Proceeds — Class A(2017-2) Notes. The public offering of DiscoverSeries Class A(2017-2) Notes was made under the Registration Statement.

The public offering of the DiscoverSeries Class A(2017-2) Notes was terminated on January 20, 2017 upon the sale of all of the DiscoverSeries Class A(2017-2) Notes. The underwriters of the DiscoverSeries Class A(2017-2) Notes were Merrill Lynch, Pierce, Fenner & Smith Incorporated, SG Americas Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC. The price to the public of the DiscoverSeries Class A(2017-2) Notes was $549,742,765 (or 99.95323%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the DiscoverSeries Class A(2017-2) Notes with respect to underwriting commissions and discounts was $1,650,000. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of Discover Card Execution Note Trust before expenses for the DiscoverSeries Class A(2017-2) Notes are $548,092,765. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $830,000 and net proceeds of Discover Card Execution Note Trust, after deduction of expenses, are reasonably estimated to be $547,262,765 total proceeds. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of Discover Card Execution Note Trust or (b) owners of 10 percent or more of any class of securities of Discover Card Execution Note Trust.

The net proceeds of Discover Card Execution Note Trust, after deducting the underwriting commissions and discounts, and expenses above, were paid to Discover Bank in exchange for an increase in the investor interest in receivables represented by the collateral certificate. Discover Bank will add those proceeds to its general funds. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) directors or officers of Discover Card Execution Note Trust or (b) owners of 10 percent or more of any class of securities of Discover Card Execution Note Trust.

Increase in Principal Amount of Class D(2009-1) Notes. On January 20, 2017, Discover Bank, pursuant to Section 2.03 of the Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”), dated as of January 1, 2016, among Discover Card Execution Note Trust, as Issuer, Discover Bank, as Sponsor, Discover Funding LLC, as Transferor, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, by and between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $120,765,027, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $1,889,972,679. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by the Discover Card Master Trust I that secures the DiscoverSeries Notes was increased by $120,765,027. Discover Card Execution Note Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

Extension of Expected Maturity Date and Legal Maturity Date of Class D(2009-1) Notes. On January 20, 2017, Discover Bank, as Calculation Agent on behalf of Discover Card Execution Note Trust, extended the expected maturity date of the Class D(2009-1) Notes to January 18, 2022 and extended the legal maturity date of the Class D(2009-1) Notes to July 15, 2024.

Item 9.01	Exhibits

Exhibit 4.1	Class A(2017-1) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.2	Risk Retention Agreement among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the DiscoverSeries Class A(2017-1) Notes.

Exhibit 4.3	Class A(2017-2) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.4	Risk Retention Agreement among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the DiscoverSeries Class A(2017-2) Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 23, 2017

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and
Discover Card Execution Note Trust and as registrant
under Commission File Number 333-205455)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial
Officer and Treasurer

Discover Bank
(as registrant under Commission File Numbers 333- 141703-01, 333-167413-01 and 333-191359-01)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Class A(2017-1) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.2	Risk Retention Agreement among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the DiscoverSeries Class A(2017-1) Notes.

Exhibit 4.3	Class A(2017-2) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.4	Risk Retention Agreement among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the DiscoverSeries Class A(2017-2) Notes.